The Mosaic Company The Mosaic Company Analyst Day 2007 Norm Beug Senior Vice President Potash Operations Analyst Day 2007 Norm Beug Senior Vice President Potash Operations Exhibit 99.8 1

Thanks Doug
I am thrilled to be here this evening to be able to share our story of growth potential in Mosaic’s potash business unit.
As you have heard the fundamentals are great in the short term, but more importantly for the long term opportunities are also aligned to support growth.
We have a great set of assets from which we can economically grow our business.

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Before we start today, I want to remind you that there are forward-looking statements in this presentation.  The remarks made today are based on information and understandings that we believe to be accurate as of today’s date,
May 10th, 2007.  Actual results are likely to differ from those set forth in the forward looking statements.

Mosaic Potash Fiscal 2008
Priorities
Mosaic Potash Fiscal 2008
Priorities
Relentlessly Pursue Safety Excellence
Continue Cost Reduction Through Continuous
Improvement
Complete Esterhazy Brine Control Infrastructure
Continue Planned Expansion Work
Increase Granular Product Capacity
Focus on Energy & Emission Reductions

Jim talked today about Mosaic’s priorities.
In this context, these are the Potash Business Unit priorities.
Safety is a core value and it is my firm belief that excellence in safety will stimulate excellence in everything else we do in a production facility. Our Potash business unit has an impeccable safety record in the mining industry and has consistently achieved recognition from our peers in the industry, the most recent one which was the CIM John T Ryan award for safety excellence which our K1 facility just received.
I will deal later in more detail with the Esterhazy brine inflow strategy as I know this is a top of mind issue for our shareholders.
As the demand for potash increases, markets like Brazil , for example, will demand more granular product for the bulk blend market.  Mosaic is currently well positioned in grade mix, but we see a need to increase our capability in this product line going forward. I will share some of our plans in that area later.
Many of you may know that Canada is signatory to the Kyoto Protocol and currently there is a lot of discussion on the political landscape about regulations on CO2 emissions. Since we are large energy users we see this as something that we need to keep as a priority. Clearly any gains we make in this area will be as a result of energy reduction and as such we will potentially enjoy lower costs. A great example of an initiative in this area is a project which we are undertaking to scavenge waste heat off of our Saskferco facility to enhance Belle Plaine Potash’s energy efficiency.  A triple win…one for Belle Plaine Potash, one for Saskferco and one for the environment!

Production Locations
Production Locations
K-Mag
Red Muriate of Potash
White Muriate of Potash
Solution
Solution
Hersey
Esterhazy K1 & K2
Belle Plaine
Shaft
Carlsbad
Shaft
Colonsay
Shaft
Mosaic Facilities
Other Potash Facilities
®

These are our potash production facilities in North America.
The red dots are Mosaic shaft mines that produce red or pink potash in Saskatchewan and New Mexico.
The white squares are our solution mines in Saskatchewan and Michigan.
The cross is our KMAG facility.
We are transitioning our Hersey mine to a salt only facility this year. As indicated in our recent 10Qs, we have the ability to continue mining potash there, but only if we drill new wells which is not our intent at this time.

Noteworthy Facts
Noteworthy Facts
•
Esterhazy - largest potash production facility in the world!
•
Belle Plaine - pioneer of unique solution mining technology
- largest potash solution mine in the world!
•
Saskatchewan operations:
•
consistently rank among the world’s low cost
producers.
•
produce high quality industrial products.
•
Mosaic is recognized world wide as a leader in the industrial potash market.
•
Carlsbad
mine also produces K-Mag,
a branded specialty fertilizer containing
potassium, sulphur and magnesium.

Here are a few noteworthy facts about our Potash Business Unit.
Esterhazy is the largest potash mine in the world and it just got bigger!
Belle Plaine is the pioneer of solution mining and is the largest solution mine in the world.  It is cost competitive even in the face of high energy costs and it has the ability to grow at competitive incremental costs.
Mosaic produces high quality industrial products and is a recognized leader in this sector of the market and is the largest supplier to North American markets. We have been flawlessly supplying industrial customers on a just in time delivery basis for over 20 years.
Tom Philbin told you about our K-Mag® product line.  We produce K-Mag® at Carlsbad and we have a plant that can turn on incremental production quickly, by just adding manpower, as this market continues to grow.

Mosaic Potash Sales Mosaic Potash Sales Export 46% of Product North America 54% of Product Major Export Customers China Brazil India Malaysia Red Muriate White Muriate K-Mag ® 6

Currently about 46% of our North America production is shipped offshore. Major export markets are China, Brazil, India and
Malaysia.
Offshore marketing of our Canadian based production is done
through Canpotex.

Second Largest Exporter
Second Largest Exporter
Canpotex
• Export association of Saskatchewan potash producers
• Handles offshore sales of Mosaic’s Canadian operations
2006 World Potash Exports 37.2 Million Tonnes
Source: Fertecon
BPC
27%
Canada to
US
16%
Silvinit
12%
K+S
11%
Other
16%
Canpotex
18%

Canpotex is the export association of Saskatchewan potash producers.
It is owned by the producers and it negotiates and sells directly to customers around the world with the exception of U.S. and Canadian customers.
Canpotex has 18% of the world market outside of North America so it is well positioned to be able to compete globally.
The chart also shows that Canadian producers supply 34% of the world market.

Ownership Structure
Ownership Structure
Agrium
9%
PCS
56%
Mosaic
35%
Canpotex
Neptune Terminal
Vancouver, BC
Portland Bulk Terminal
Portland, OR
•
Owned by Saskatchewan potash
producers
•
Markets Saskatchewan potash
outside of North America
•
Owns or leases a large fleet of
dedicated rail cars
•
Operates efficient export terminals
at Vancouver and Portland
8

Sales made by Canpotex are divided up on the basis of the producers share of Saskatchewan capacity.
This share is adjusted periodically on the basis of capacity expansions by the producers.
Canpotex controls a large fleet of dedicated rail cars and has two export terminals in Vancouver and
Portland.  This allows for very efficient movement of our finished products from the production facilities to our global customers.
Canpotex is an efficient, reliable, well-oiled machine that gets the job done for its shareholders.  It is an important element in our ability to grow in the global market place.

World Potash Production
World Potash Production
Other
10%
Israel Chem
10%
Uralkali
8%
K+S
12%
Potash Corp
17%
Belaruskali
15%
Mosaic
13%
Agrium
2%
Arab Potash
3%
Silvinit
10%
2006 World Potash Production Was Approximately 50 Million
Tonnes Product Of Which Mosaic Produced 6.4 Million Tonnes

In 2006, approximately 50 million tonnes of potash was produced globally.
Mosaic’s share in 2006 was 13%.
Six  entities produce 75% of the world’s potash.
This is a stable industry and market prices do not yet generally justify greenfield expansions.
Brown field expansions are quicker, more cost effective and less risky.

Global Potash Producer Capacity Global Potash Producer Capacity 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Potash Capacity 2008 Million tonnes Product 10

In 2008, Mosaic will be the second largest potash producer as measured by capacity.  Our facilities are world-scale and efficient which helps us maintain a low-cost and competitive position in the industry.  Our current capacity is 11.6 million tonnes, which includes the recent expansion at our Esterhazy mine and also our third party toll capacity.

Mosaic Potash Capacity
Mosaic Potash Capacity
Mine Product Capacity
Metric Tonnes (millions)
Esterhazy (K1 & K2)
Red MOP 5,252
Belle Plaine White MOP 2,760
Colonsay Red MOP 1,810
Carlsbad Red MOP 540
K-Mag 1,200
11,562
Third party toll capacity 1,313
10,249

As I said , our current production capacity is 11.6 M tonnes, including our recent Esterhazy expansion.
Out of this we have a third party tolling capacity of 1.3 M tonnes leaving Mosaic with a go-to-market capacity of 10.2 M tonnes.

Mosaic Potash Expansions
Mosaic Potash Expansions
Additional
Year Capacity Cost Cost
On-Line 000's MT KCL US$ millions US$/MT Status
Esterhazy
2006 1,116 $35 $31 Complete
Belle Plane Phase 1
2010 118 $14 $119 Underway
Colonsay Phase 1
2010 227 $22 $97 Underway
Belle Plane Phase 2
2012 363 $76 $209 Approval
Colonsay Phase 2
2012 299 Engineering
Belle Plaine Phase 3
2014 272 Engineering
Belle Plaine Phase 4
2016 481 Engineering
Total 2,876

As I said in my opening comments we have brown field growth opportunities.
We have just completed Esterhazy and we are in progress on the first phases of Belle Plaine and Colonsay.
We have defined phases 2 thru 4 at Belle Plaine and a second phase at Colonsay.
Colonsay phase 2 and Belle Plaine phase 3 and 4 are in the engineering phase.  These projects will vary from $300 to $500 per annual tonne of capacity based on our estimates at this point in time.
These brown field projects are very economical.
They total 2.9 million tonnes including Esterhazy which we have just completed.

Granular Grade Expansions Granular Grade Expansions Year Volume Online Tonnes 000’s Colonsay 2007 60 2008 160 2011 540 Esterhazy 2010 350 Belle Plaine 2011 180 Total 1,290 13

We will be adjusting our grade mix over time as the markets develop.
All of our operations are working on continuous improvement projects which will increment granular production up from existing equipment. This is part of our normal operations.
Clearly we will have to take larger steps and this outlines some of our thinking right now in the medium term.
Precise timing  and capacity will be dictated by market needs.
These projects, with the exception of the Esterhazy increase are part of the expansions on the previous slide so timing could change .

Mosaic Potash Esterhazy Mosaic Potash Esterhazy N K2 Shaft & Mill K1 Shaft & Mill Largest underground potash mine in the world ! 4,700 km of tunnels 14

Let’s deal with the issue of brine inflows at Esterhazy.
The inflows are isolated to a small area in the southern part of the mine where the mine workings dip to the south.
We believe the risk of inflows is isolated to the southern part of the mine based on our current understanding of the aquifer.

Mosaic Potash Esterhazy
Mosaic Potash Esterhazy
•
Managing brine inflows since 1985
• December 2006 new saturated brine inflow discovered
• New flow initially estimated at 20,000 – 25,000 gpm
• Hard work & ingenuity has greatly reduced new inflow

Esterhazy has been managing brine inflows since 1985.
In December 2006, we discovered a new inflow.
We initially estimated the flow at 20,000 to 25,000 gpm and today it is estimated to be about 300 gpm.
The inflow in the original inflow area is currently estimated to be around 3000 gpm.
From past experience, it is normal and expected for this flow to move up or down over time as we continue our grouting efforts.
Grouting efforts are still in progress on the new inflow as well as the original inflow control area.
Brine is recovered from the mine workings and pumped to surface for eventual disposal via brine disposal wells to a brackish aquifer.
During the recent incursion, excess brine was stored in the old southern workings of the mine while we were grouting off the inflow.
We have been pumping brine to surface for disposal to underground brine disposal aquifers and we have been reducing brine levels in the mine since mid February.

Esterhazy Brine Control Strategy
Esterhazy Brine Control Strategy
Defensive Strategy:
•
Pressure monitoring wells
•
Passive seismic for triangulation
•
Maintain access of strategic travel-ways in old mine workings
•
Seismic reconnaissance program
•
Pumping for water storage capacity
•
Backfill and ground support
Offensive Strategy:
•
Underground DB2 drilling and grouting program
•
Alternative grouts (surface)
•
Drill porosity reduction wells along major feeder pathways
•
Tertiary grouting to reduce porosity in high jeopardy areas
•
Use rock mechanics models to predict high risk areas
Defensive Strategy:
•
Pressure monitoring wells
•
Passive seismic for triangulation
•
Maintain access of strategic travel-ways in old mine workings
•
Seismic reconnaissance program
•
Pumping for water storage capacity
•
Backfill and ground support
Offensive Strategy:
•
Underground DB2 drilling and grouting program
•
Alternative grouts (surface)
•
Drill porosity reduction wells along major feeder pathways
•
Tertiary grouting to reduce porosity in high jeopardy areas
•
Use rock mechanics models to predict high risk areas

The discovery of the new inflow in December, while unfortunate, has provided us the opportunity to learn and to make improvements.
We have embarked on a strategy to improve our defensive position to protect the mine.
The mine is already well instrumented for leak detection. In fact, it is likely the best instrumented mine in the industry for this purpose, but this recent experience has prompted us to expand this detection network as well as to implement new passive seismic technology as a second line of defense.
We also intend to rehabilitate some old drifts to provide for visual inspections in key areas of the old workings and to provide access for more rapid underground response in the event of a new inflow.
Pumping capacity is also being increased to 12,000 gpm. This project will be substantially complete by month end
We are also embarking on an offensive strategy of pregrouting potential high risk areas and potential brine feeder pathways into the mine, defined from new seismic data .

Mosaic Potash Fiscal 2008
Priorities
Mosaic Potash Fiscal 2008
Priorities
Relentless Pursuit Of Safety Excellence
Continue Cost Reduction Through Continuous Improvement
Complete Esterhazy Brine Control Infrastructure
Continue Planned Expansion Work
Increase Granular Product Capacity
Focus On Energy & Emission Reductions

So in conclusion I want to reiterate that we have a focus on our priorities. We have an engaged work force and we have talented people who are up to the challenge. We will execute on our strategy.

Mosaic Potash Summary Mosaic Potash Summary Mosaic will continue to grow potash production through very low cost expansions to meet increasing demand for our products. 18

We have what are arguably the lowest cost set of brown field expansions in the industry and, as we have proven, we can and will grow our business to keep up with the burgeoning global demand for potash.
Our people have the know-how and the creativity to deliver on the promise that we will grow this business and be competitive.
Thank you for the opportunity to speak to you this evening.